SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):

April 26, 2006

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Item 2.02       Results of Operations and Financial Condition and
Item 7.01        Regulation FD Disclosure

                       On April 26, 2006, the Registrant issued a Press Release, attached hereto as an Exhibit 99, reporting first quarter results.

                                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                                       NORFOLK SOUTHERN CORPORATION
                                                                        (Registrant)

                                                                             /s/ Dezora M. Martin

                                                                       _________________________________
                                                                       Name:     Dezora M. Martin
                                                                       Title:        Corporate Secretary

Date:  April 26, 2006

EXHIBIT INDEX

Exhibit
Number          Description

99                    On April 26, 2006, the Registrant issued a Press Release, attached hereto as an Exhibit 99.